                                                                    Exhibit 99.2

         CASE NAME:              Aerovox, Inc.        COMPARATIVE BALANCE SHEET
         CASE NUMBER:            01-14680 jnf              FOR MONTH ENDED:

                                                        FILING
                                                         DATE           MONTH           MONTH         MONTH       MONTH     MONTH
                                                       6/6/2001       6/30/2001       7/28/2001     8/25/2001   9/29/2001 10/27/2001
                                                     -------------  --------------  ------------------------------------------------
     ASSETS

        CURRENT ASSETS:

         Cash                                             432,066       2,120,007      3,216,732     2,647,429
                                                     -------------  --------------  ------------- -------------    ------    ------

         Other negotiable instruments (i.e. CD's,               0               0              0             0         0         0
            Treasury Bills, etc.)                    -------------  --------------  ------------- -------------    ------    ------


         Accounts Receivable, Gross (OPR-3)             9,303,471       9,542,941      8,296,232     8,653,189
                                                     -------------  --------------  ------------- -------------    ------    ------

         Less: Allowance for doubtful accounts           (470,686)       (470,686)      (489,852)   (1,289,852)
                                                     -------------  --------------  ------------- -------------    ------    ------

         Inventory, at cost                            13,626,488      12,346,523     12,306,850    12,086,700
                                                     -------------  --------------  ------------- -------------    ------    ------

         Prepaid expenses and other current assets        326,088         692,636        774,440       132,026
                                                     -------------  --------------  ------------- -------------    ------    ------

         Other: Intercompany receivables (payables)     1,474,587       1,445,351      1,318,933     1,836,725
                                                     -------------  --------------  ------------- -------------    ------    ------

        TOTAL CURRENT ASSETS                           24,692,013    $ 25,676,771   $ 25,423,335   $24,066,217        $0        $0
                                                     -------------  --------------  ------------- -------------    ------    ------

        PROPERTY, PLANT, AND EQUIPMENT, AT COST        50,433,309      50,399,555     50,422,044    50,457,405
                                                     -------------  --------------  ------------- -------------    ------    ------

         Less: Accumulated Depreciation               (23,448,974)    (23,756,755)   (24,037,799)  (24,324,559)
                                                     -------------  --------------  ------------- -------------    ------    ------

        NET PROPERTY, PLANT AND EQUIPMENT              26,984,334    $ 26,642,800   $ 26,384,245  $ 26,132,847        $0        $0
                                                     -------------  --------------  ------------- -------------    ------    ------

        OTHER ASSETS
         Investments                                   14,100,192      14,331,200     14,380,821    14,437,685
                                                     -------------  --------------  ------------- -------------    ------    ------

         Other:  Def. Fin. Cost and Org Costs             178,687         177,604        176,521       175,438
                                                     -------------  --------------  ------------- -------------    ------    ------

         Other Assets** (includes deposits)             4,747,373       4,772,560      4,800,629     5,301,886
                                                     -------------  --------------  ------------- -------------    ------    ------

     TOTAL ASSETS                                    $ 70,702,599    $ 71,600,935   $ 71,165,551  $ 70,114,072        $0        $0
                                                     =============  ==============  ============= =============    ======    ======

     **Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

                                                                    EXHIBIT 99.2

    CASE NAME:                              Aerovox, Inc.
    CASE NUMBER:                            01-14680 jnf

                                                        FILING
                                                         DATE          MONTH          MONTH         MONTH         MONTH     MONTH
                                                       6-Jun-01      30-Jun-01      28-Jul-01     25-Aug-01     29-Sep-01  10/27/01
                                                    -------------  -------------  ------------- -------------  ---------- ----------
LIABILITIES

   POST PETITION LIABILITIES (OPR-4)
                                                               -      1,237,839        966,949     1,214,663
                                                    -------------  -------------  ------------- -------------  ---------- ----------

   PRE PETITION LIABILITIES

    Priority Debt                                      1,104,801        639,007        834,979       794,862
                                                    -------------  -------------  ------------- -------------  ---------- ----------

    Secured Debt                                      28,505,919     28,505,919     28,505,919    28,505,919
                                                    -------------  -------------  ------------- -------------  ---------- ----------

    Unsecured Debt                                    20,242,343     20,242,343     20,673,501    20,304,618
                                                    -------------  -------------  ------------- -------------  ---------- ----------

   TOTAL PRE PETITION LIABILITIES                     49,853,063     49,387,269     50,014,399    49,605,398           0          0
                                                    -------------  -------------  ------------- -------------  ---------- ----------

   OTHER LIABILITIES PER BOOK                          4,867,987      4,604,697      4,604,697     4,604,697
                                                    -------------  -------------  ------------- -------------  ---------- ----------

TOTAL LIABILITIES                                     54,721,050     55,229,805     55,586,045    55,424,758           0          0
                                                    -------------  -------------  ------------- -------------  ---------- ----------

SHAREHOLDER'S EQUITY (DEFICIT)

   REDEEMABLE COMMON STOCK                             1,746,400      1,762,800      1,670,495     1,482,800
                                                    -------------  -------------  ------------- -------------  ---------- ----------

   COMMON STOCK                                        5,450,979      5,450,979      5,450,979     5,450,979
                                                    -------------  -------------  ------------- -------------  ---------- ----------

   PAID IN CAPITAL                                     1,172,366      1,172,366      1,172,366     1,172,366
                                                    -------------  -------------  ------------- -------------  ---------- ----------

   RETAINED EARNINGS

    Through Filing Date                                9,674,670      9,674,670      9,674,670     9,674,670
                                                    -------------  -------------  ------------- -------------  ---------- ----------

    Post Filing Date                                           0        133,124       (437,156)   (1,119,359)
                                                    -------------  -------------  ------------- -------------  ---------- ----------

   ACCUMULATED OTHER COMPREHENSIVE PROFIT (LOSS)      (2,062,867)    (1,822,809)    (1,951,849)   (1,972,142)
                                                    -------------  -------------  ------------- -------------  ---------- ----------

TOTAL SHAREHOLDERS' EQUITY                            15,981,549     16,371,130     15,579,505    14,689,315           0          0
                                                    -------------  -------------  ------------- -------------  ---------- ----------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                                 $70,702,599    $71,600,935    $71,165,551   $70,114,072          $0         $0
                                                    =============  =============  ============= =============  ========== ==========